Inventories - Summary of Classes of Inventories (Detail) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024		Dec. 31, 2023
INVENTORIES.
Supplies for Production	$ 13,592	$ 11,901		$ 15,797
Gas	5,128	1,860		2,112
Oil	8,464	10,041		13,685
Supplies for projects and spare parts	44,260	41,663		42,290
Electrical materials	10,269	11,836		8,907
Total	$ 68,121	$ 65,400	[1]	$ 66,994

[1]	See Note 3.